SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 15, 2014

CANNABIS THERAPY CORP.
(Exact name of registrant as specified in its charter)

Nevada	005-87668	26-1973257
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4450 Arapahoe Avenue Suite 100 Boulder, CO	80303
(Address of principal executive offices)	(Zip Code)

303.415.2557
(Registrant’s telephone number, including area code)

_________________________________________
(Former name and address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 15, 2014 we entered into a Services Agreement (the “Agreement”) with Axiom Group (“Axiom”) pursuant to which Axiom is providing us with financial consulting and public relations services. The Agreement has a term of one month and is renewable for five additional one month periods. Either party may elect to terminate the Agreement by giving the other party written notice five days prior to the end of the current month of service. We are paying Axiom a $50,000 monthly cash fee and a 233,333 share monthly equity fee under the Agreement. The Agreement contains customary indemnification and confidentiality provisions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Services Agreement dated as of May 15, 2014 between Registrant and Axiom Group

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNABIS THERAPY CORP.

Dated: May 22, 2014	By:	/s/ Soren Mogelsvang
	Name:	Soren Mogelsvang
	Title:	President and Chief Executive Officer

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